Exhibit 99.1

Press Release

Skillsoft Enters Agreement to Sell SumTotal to Cornerstone for $200 Million

Expected to be accretive to Skillsoft’s bookings and revenue growth

Sharpens focus on higher growth core business

BOSTON – June 13, 2022 – Skillsoft Corp. (NYSE: SKIL) (“Skillsoft” or the “Company”), a platform for transformative learning experiences, today announced it has entered into a definitive agreement to sell its SumTotal business, a provider of learning and human capital management software (“LMS” and “HCM”) for highly regulated industries, to Cornerstone OnDemand, Inc. (“Cornerstone”) for approximately $200 million in a cash transaction.

“Through the divestiture of SumTotal, we are aligning and simplifying Skillsoft’s portfolio to serve our customers and focus our business on the best opportunities for profitable growth,” said Jeffrey Tarr, Chief Executive Officer of Skillsoft. “This transaction enables us to sharpen our focus on accelerating growth in our core business of providing customers transformative learning experiences, which includes a portfolio of best-in-class content, a platform that is personalized, connected to customer needs and built on world-class technology, and a broad ecosystem of partners. This move marks another important step in our long-term strategic efforts to extend our leadership and create a more valuable company.”

Following the close of the transaction, Richard Walker, Chief Corporate Strategy and Development Officer and President, SumTotal, will continue in his role as Skillsoft Chief Corporate Strategy and Development Officer.

Mr. Walker said, “I want to thank our talented SumTotal team members for their unwavering commitment and dedication to our business. Skillsoft and Cornerstone will work closely together to ensure a smooth transition for all of our stakeholders, including uninterrupted support for customers.”

The transaction is expected to close in the second half of 2022, subject to regulatory approvals and other customary closing conditions. The transaction is expected to be immediately accretive to Skillsoft’s bookings and revenue growth at closing, each by approximately one percentage point. In fiscal year 2022, on a reported basis SumTotal generated approximately $123 million in bookings and $120 million in revenue. Adjusted EBITDA was approximately $37 million excluding corporate allocations and approximately $25 million including corporate allocations. The Company expects SumTotal to be approximately flat across those metrics in fiscal year 2023, which delivers an enterprise value multiple of approximately 8.0x adjusted EBITDA including corporate allocations.

Skillsoft will use a portion of the net proceeds from the transaction to partially repay its senior secured term loan B facility. The Company expects pro forma fiscal year 2022 net leverage to be approximately 3.7x.

PJT Partners served as the exclusive financial advisor to Skillsoft, and Weil, Gotshal & Manges LLP served as the Company’s legal counsel.

Additional information is available in a Form 8-K that Skillsoft filed today with the U.S. Securities and Exchange Commission.

About SumTotal

SumTotal provides a unified, comprehensive Learning and Talent Development suite that delivers measurable impact across the entire employee lifecycle. With SumTotal, organizations can build a culture of learning that is critical to growth, success, and business sustainability. SumTotal’s award-winning technology provides talent acquisition, onboarding, learning management, and talent management solutions across some of the most innovative, complex, and highly regulated industries, including technology, airlines, financial services, healthcare, manufacturing, and pharmaceuticals.

SumTotal partners with many leading global organizations, including a number of Fortune 500 companies. SumTotal’s Talent Development suite supports learning and talent management initiatives for their customers and offers measurable impact across the entire employee lifecycle. Learn more at www.sumtotalsystems.com.

About Skillsoft

Skillsoft (NYSE: SKIL) delivers transformative learning experiences that propel organizations and people to grow together. The Company partners with enterprise organizations and serves a global community of learners to prepare today’s employees for tomorrow’s economy. With Skillsoft, customers gain access to blended, multimodal learning experiences that do more than build skills, they grow a more capable, adaptive, and engaged workforce. Through a portfolio of best-in-class content, a platform that is personalized and connected to customer needs, world-class tech and a broad ecosystem of partners, Skillsoft drives continuous growth and performance for employees and their organizations by overcoming critical skill gaps and unlocking human potential. Learn more at www.skillsoft.com.

Forward-Looking Statements

This press release includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook (including bookings, adjusted revenue, and adjusted EBITDA), our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” “goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events, and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	our ability to realize the benefits expected from the business combination between Skillsoft, Churchill Capital Corp. II, and Global Knowledge, and other recent transactions, including our acquisitions of Pluma and Codecademy;
•	the impact of U.S. and worldwide economic trends, financial market conditions, geopolitical events, natural disasters, climate change, public health crises, the ongoing COVID-19 pandemic (including any variant), political crises, or other catastrophic events on our business, liquidity, financial condition and results of operations;
•	our ability to attract and retain key employees and qualified technical and sales personnel;
•	our reliance on third parties to provide us with learning content, subject matter expertise, and content productions and the impact on our business if our relationships with these third parties are terminated;
•	fluctuations in our future operating results;
•	our ability to successfully identify, consummate, and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;

•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;
•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;
•	our ability to market existing products and develop new products;
•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;
•	future regulatory, judicial, and legislative changes in our industry;
•	our ability to comply with laws and regulations applicable to our business;
•	a failure to achieve and maintain effective internal control over financial reporting;
•	fluctuations in foreign currency exchange rates;
•	our ability to protect or obtain intellectual property rights;
•	our ability to raise additional capital;
•	the impact of our indebtedness on our financial position and operating flexibility;
•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;
•	our ability to successfully defend ourselves in legal proceedings; and
•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results or performance to differ materially from any forward-looking statements regarding the sale by Skillsoft of SumTotal to Cornerstone include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction agreement;
•	occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement;
•	the possibility that the consummation of the acquisition is delayed or does not occur, including as a result of the failure to satisfy one or more closing conditions;
•	the possibility that COVID-19 may hinder our ability to consummate the transaction;
•	our ability to realize the benefits from the sale of SumTotal;
•	risks that the sale and other transactions contemplated by the transaction agreement disrupt current plans and operations that may harm the parties’ current businesses;
•	the amount of any costs, fees, expenses, impairments, and charges related to the acquisition; and
•	uncertainty as to the effects of the announcement or pendency of the transaction on our share price and/or on the parties’ respective financial performance.

The foregoing lists of factors are not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed with the SEC on April 18, 2022, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data, and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties, and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Investors

Eric Boyer

Senior Vice President, Investor Relations

eric.boyer@skillsoft.com

Media

Nancy Coleman

Senior Vice President, Corporate Communications

nancy.coleman@skillsoft.com

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